Exhibit 10.1
AMENDMENT NO. 1
TO
CONTACT CENTER SERVICES AGREEMENT
This Amendment No. 1, (“Amendment No. 1”), effective May 13, 2007, is made and entered into by and between Expedia, Inc., a Washington corporation (“Expedia”) and PeopleSupport (Philippines), Inc., a corporation created under the laws of the Republic of the Philippines (“PeopleSupport”), with reference to the Contact Center Services Agreement between them, dated September 29, 2006 (the “Agreement”). Capitalized terms, where not defined in this Amendment No. 1, shall have the meanings set forth in the Agreement. Expedia and PeopleSupport desire to amend the Agreement as follows:
1. A new Section 7.4 of the Agreement is hereby added to the Agreement as follows:
7.4 Yearly Pricing Adjustment. Not less than *** days prior to the end of each calendar year, PeopleSupport may give Expedia written notice that it intends to increase its Service Fees under any (or all) Statements of Work for the following calendar year; provided, that the Service Fees for the next calendar year may not exceed the then-current Service Fees by more than *** percent. Such revised pricing will become effective on January 1 and will apply to all applicable Services performed in that calendar year.
2. Section 7.2.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
(a)	With respect to each calendar month for which PeopleSupport is to provide Services (such month to be referred to as the “Subject Month”), PeopleSupport will invoice Expedia on or before the first (1st) day of the calendar month *** calendar months prior to the Subject Month. The amount for which PeopleSupport shall invoice Expedia for such Services shall be equal to:
(i)	in the case of any Subject Month prior to July 2008, *** percent of the Service Fees based on the then-current Preliminary Projections provided by Expedia to PeopleSupport; or

(ii)	in the case of any Subject Month after and including July 2008 *** percent of the Service Fees based on the then-current Preliminary Projections provided by Expedia to PeopleSupport, (in either case, such amount shall be known as the “Prepayment Amount”) or

(iii)	in the case of any Subject Month after and including October 2008, no Prepayment Amount will be payable by Expedia and the remainder of this Section 7.2.1 shall be inapplicable.
3. The year “2008” is hereby inserted after the first occurrence of the word “June” in the first sentence of the example listed in Section 7.2(g) of the Agreement.
4. Section 7.2.4 of the Agreement is hereby deleted in its entirety and replaced with the following:
7.2.4	As of October 1, 2008, Expedia’s obligation to make prepayment in accordance with Section 7.2.1 will automatically expire. For the month of October 2008 and each calendar month thereafter, PeopleSupport will invoice Expedia for Services after the end of the calendar month and Expedia will pay such invoices within *** days after receipt.
5. Section 7.2.5 of the Agreement is hereby deleted in its entirety.
6. Section 7.2.6 of the Agreement is hereby deleted in its entirety.

7. Section 22.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
22.2 No Exclusivity; No Minimums. The Parties agree that nothing in this Agreement will be deemed or construed to prohibit either Party from engaging in or participating with one or more third parties in business arrangements similar to or competitive with those described herein in any territory worldwide. Additionally, except as expressly set forth in a Statement of Work, nothing herein will be construed as creating a minimum commitment for business on the part of Expedia to PeopleSupport.
8. The Parties hereby acknowledge and agree that (1) that certain letter dated *** from *** titled *** regarding reporting metric and (2) that certain letter dated *** from *** titled *** are hereby rescinded and nullified from their inception in their entirety and shall be given no effect whatsoever. The Parties hereby acknowledge and agree that that certain letter dated *** from *** titled *** regarding *** shall be deemed rescinded and nullified from its inception in its entirety and shall be given no effect whatsoever upon *** of a *** from *** (or an equivalent, mutually-agreed qualified ***) confirming that PeopleSupport has met all applicable *** requirements pertaining to ***. For avoidance of doubt, upon the rescission of such letters, notice of the *** in these letters shall be deemed to have ***, and will have no effect for purposes of creating a *** under *** of the Agreement.
9. Except as expressly set amended by this Amendment No. 1, the terms and conditions of the Agreement will continue in full force and effect.

PEOPLESUPPORT (PHILIPPINES), INC.		EXPEDIA, INC.

By:	/S/ Caroline Rook	By:	/S/ Paul Brown

	Title: Authorized Signatory		Title: President
	Date: 5/8/07		Date: 5/13/07